STEIN ROE MUTUAL FUNDS
ANNUAL REPORT

September 30, 1999

Photo of: Hands on Globe.



Stein Roe Equity Fund

INTERNATIONAL FUND

     International Fund



Logo:

STEIN ROE MUTUAL FUNDS
Sensible Risks, Intelligent Investments.(R)

CONTENTS
--------------------------------------------------------------------------------
FROM THE PRESIDENT................................................    1

   STEPHEN E. GIBSON'S THOUGHTS ON INTERNATIONAL INVESTING

PERFORMANCE SUMMARY...............................................    3

QUESTIONS & ANSWERS...............................................    4

   INTERNATIONAL FUND -- AN INTERVIEW WITH PORTFOLIO
   MANAGER NICHOLAS GHAJAR

FUND HIGHLIGHTS...................................................    7

PORTFOLIOS OF INVESTMENTS.........................................    8

   A COMPLETE LIST OF INVESTMENTS WITH MARKET VALUES

FINANCIAL STATEMENTS..............................................   12

   STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS
   AND CHANGES IN NET ASSETS

NOTES TO FINANCIAL STATEMENTS.....................................   18

FINANCIAL HIGHLIGHTS..............................................   22

   SELECTED PER-SHARE DATA AND RATIOS

REPORT OF INDEPENDENT
ACCOUNTANTS.......................................................   24





                MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

FROM THE PRESIDENT
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS
I am pleased to present the 1999 annual report for Stein Roe International Fund. For the 12 months ended September 30, 1999, your Fund provided a total return of 33.02%, the strongest results in its five-and-a-half year history.
     With a diverse mix of stocks in both established and emerging overseas equity markets, International Fund was well-positioned to capitalize on this past year's rebound in many Pacific Rim equity markets, most notably Japan's. Selected Western European equity markets also provided excellent returns.

     The Fund's fiscal 1999 returns outpaced the results of the average international mutual fund as well as the unmanaged Morgan Stanley Capital International Europe Australasia Far East (EAFE) Index, as shown on page 3. It was also the first 12-month period in several years that the Morgan Stanley EAFE Index
--------------------------------------------------------------------------------
INTERNATIONAL FUND WAS WELL-POSITIONED TO CAPITALIZE ON THIS PAST YEAR'S REBOUND IN MANY PACIFIC RIM EQUITY MARKETS.
--------------------------------------------------------------------------------
outperformed large-cap domestic stocks, as measured by the unmanaged Standard & Poor's 500 Index and shown on page 3.
     Structural economic reforms, interest rate reductions and financial support provided by the Inter national Monetary Fund (IMF) helped restore investor confidence in Asian emerging markets during the past year. Equity markets in countries that suffered in the wake of summer 1997 currency devaluations -- such as Hong Kong, Singapore, South Korea and Thailand -- bounced back.
     In Western Europe, the pace of change increased as Continental economic growth slowed. Mergers swept the financial services and energy industries. Tensions in the Balkans eased. The new Euro currency unit made a lukewarm debut while the United Kingdom averted recession.
     At Stein Roe, we've always believed that long-term investors should consider allocating a portion of their portfolio to international investments. In our view, overseas developments during the past year, as well as the increased volatility of the U.S. stock market, make a solid case for maintaining a diverse global portfolio.
     On the pages that follow, Nicholas Ghajar, a member of Liberty Funds Group's international equity management team since 1993 and your Fund's portfolio manager since September 14, 1999, details the consistent strategy that helped your Fund deliver attractive fiscal 1999 results.


[photo of Stephen E. Gibson]

-----------------
STEPHEN E. GIBSON

FROM THE PRESIDENT  CONTINUED
--------------------------------------------------------------------------------

OCEANS OF OPPORTUNITY
The world is an exciting, dynamic place as we enter the 21st Century; full of challenges, risks and potential rewards. While this past summer's violence in Indonesia shows the potential for political and economic chaos, the fact that multinational corporations such as General Electric and Microsoft are expanding their ownership interests in many countries bodes well for the future of emerging markets, in our view.
     Nearly a century ago Teddy Roosevelt sent a fleet of battleships on a cruise around the world to pursue our country's interests. Today in a few seconds, investors can electronically navigate the globe in search of opportunity. We believe more overseas companies are recognizing that to successfully compete for investment capital, they need to adopt U.S. business practices, including credible accounting and legal standards, a focus on profitability, effective currency risk management and shareholder-friendly corporate governance.
     To the extent that companies and countries do not offer people a fair opportunity to invest or earn a living -- what Roosevelt called a square deal -- investors face added risks. Substantial market, political and currency fluctuations, and even military conflict, remain a facet of investing overseas. Overall, however, we think the world is entering the new millennium with solid prospects for long-term growth.
     At Stein Roe, we are committed to making intelligent global investments and taking sensible risks. We thank you for the confidence you have shown in International Fund. As we have for 50 years, we will to do everything we can to help your investment dollars work hard for you.

   Sincerely,

   /s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   November 15, 1999

Foreign investments, especially emerging market investments, involve market, political, currency and accounting risks not associated with domestic securities.

On November 2, 1999, Stephen E. Gibson was named President of Stein Roe Mutual Funds. Mr. Gibson is President and Chief Executive Officer of Liberty Funds Group, LLC, a part of Liberty Financial Companies Inc. Liberty Financial is Stein Roe's Boston parent organization. Mr. Gibson joined Liberty Financial in 1996 and has more than 20 years of mutual fund industry experience that includes senior management positions at Putnam Investments and Kemper Corporation.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ended September 30, 1999

                                             ONE          FIVE           LIFE
                                            YEAR          YEARS        OF FUND+
--------------------------------------------------------------------------------
STEIN ROE INTERNATIONAL FUND               33.02%          5.40%         5.94%
MSCI EAFE Index                            30.95           9.12          9.57
Lipper International Fund Average          29.80           9.12          8.90
Number of Funds in Peer Group                578           207            162
--------------------------------------------------------------------------------

+ Fund began operating on 3/1/94. Index and Lipper International Fund Life of Fund performance is from 3/31/94.


INVESTMENT COMPARISON
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT
March 1, 1994 to September 30, 1999

--------------------------------------------------------------------------------
STEIN ROE INTERNATIONAL FUND

LINE CHART:
          LIPPER              MSCI           STEIN ROE
          INTERNATIONAL       EAFE           INTERNATIONAL
          FUND AVERAGE        INDEX          FUND
          (162 FUNDS)
3/31/94   10000               10000          10000
3/31/94    9565.94            10000          10000
9/30/94    9971.91            10535          10610
9/30/95   10362.8             11178          10475
9/30/96   11401.9             12177          11337
9/30/97   13533.5             13699          12452
9/30/98   12106               12592          10376
9/30/99   15546.2             16533          13802


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on March 1, 1994 and includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EAFE Index is a group of stocks in established overseas markets, is unmanaged and not available for direct investment. Foreign investments, especially emerging market investments, involve market, political, currency and accounting risks not associated with domestic securities. Sources: Lipper Inc., a monitor of mutual fund performance and Wiesenberger(R). Lipper category and Index performance is from 3/31/94.

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH NICHOLAS GHAJAR, PORTFOLIO MANAGER OF STEIN ROE
INTERNATIONAL FUND AND SR&F INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
                                   FUND FACTS

     INVESTMENT OBJECTIVE AND STRATEGY:
     Stein Roe International Fund seeks long-term growth and invests all of its assets in SR&F International Portfolio. The Portfolio invests primarily in stocks of large foreign companies. It seeks broad diversification both in terms of countries and issuers.

     INCEPTION DATE:
     March 1, 1994

     NET ASSETS:
     $114.9 million
--------------------------------------------------------------------------------


Effective Sept. 14, 1999, Nicholas Ghajar was named portfolio manager for International Fund and SR&F International Portfolio. Mr. Ghajar has more than six years of investment experience that includes managing, researching and trading equities for global and international portfolios for Colonial Management Associates, Inc. (CMA) since 1993. He is employed by Stein Roe & Farnham Incorporated and CMA and he holds a Master of Science degree in finance from Northeastern University.

Q: HOW DID THE FUND PERFORM IN FISCAL 1999?

GHAJAR: It was an excellent year for International Fund. The Portfolio's total return of 33.02% for the fiscal year ended September 30, 1999 outpaced most international funds (see page 3) and the unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which advanced 30.95%.


[Photo of Nicholas Ghajar]
NICHOLAS GHAJAR


Q: WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

GHAJAR: We boosted the Fund's holdings in Japan (23.3% of net assets) and reduced our exposure to Germany, France and Italy. In addition, the Fund had a large exposure to emerging markets and cyclical stocks, that benefited from rebounding economic growth and from rising commodities prices. This helped provide solid returns. A year earlier, the Fund allocated 12% of net assets to Japan.
     Since October 1998, Japan's stock market has risen over 75%, largely as a result of economic reform. The Japanese government injected $35 billion into the economy and cut taxes by $80 billion. Another positive factor has been corporate restructuring, which has centered on cutting costs to improve Japanese firms' profitability. Both measures appear to have been effective in stimulating Japan's economy.
     The Fund's performance also

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
benefited from a significant rise in the value of the U.S. dollar, particularly against the Japanese yen. The yen showed astonishing strength, appreciating 24% in U.S. dollar terms during the fourth quarter of calendar year 1998. This translated into higher dollar-based returns for the Fund.

Q: CAN YOU GIVE AN EXAMPLE OF A PORTFOLIO HOLDING THAT HAS BENEFITED FROM CORPORATE RESTRUCTURING IN JAPAN?

GHAJAR: KAO Corp. (0.8% of net assets), a holding we added to the portfolio early in the fiscal year, has benefited from restructuring. KAO is Japan's second largest maker of personal care, laundry and cleaning products. In the mid-1980s, the company diversified into computer hard disk drive manufacturing, a move that was not successful. Over the past year, KAO started selling such non-core businesses. Since refocusing on household products, KAO's net income has risen nearly 60%.

Q: OTHER THAN JAPAN WHERE ELSE DID THE FUND INVEST?

GHAJAR: As of September 30, 1999, the Portfolio's holdings were diversified among 25 countries. We increased our weighting in the United Kingdom (21.4%) and reduced the Fund's weightings in several Northern European countries, including France, Germany, Italy and Finland, (9.6%, 6.3%, 3.4% and 3.6% of net assets, respectively) because of a sharp slowdown in economic growth and currency weakness.
     During fiscal 1999, we added Spain and Portugal, (0.7% and 1.5% of net assets respectively) to the roster of countries we favored for investment. These smaller markets in Western Europe are attractive to investors because they had lower labor costs, less government bureaucracy and faster economic growth than some European economies such as France and Germany.

Q: WHAT HOLDINGS PERFORMED WELL IN FISCAL 1999?

GHAJAR: Some of our strongest performers were stocks in the capital goods sector, the Fund's largest sector allocation (18% of net assets). These included Samsung Electronics, a South Korean consumer electronics maker (2.7% of net assets). Samsung's stock price rose 15-fold during fiscal 1999, contributing significantly to the Fund's results in this sector. Also Colt Telecom, a UK telecommunications company (1.0%), and KAO Corp., a Japanese consumer goods company, contributed significantly to the performance of the Fund. South Korea was also the world's best performing stock market for the 12 months ended September 30, 1999, rising 207.9%.

Q: WHAT IS YOUR OUTLOOK FOR WORLD MARKETS FOR FISCAL 2000?

GHAJAR: We anticipate a strong recovery in gross domestic product on

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
a worldwide basis, particularly in Asia. If this happens, we believe many commodities -- including oil, paper products and steel -- may continue to rise in price.
     In September 1999, the Inter national Monetary Fund raised its estimate for economic growth in Asia in the year 2000 to 5.7%, citing faster-than-expected recoveries in emerging Asian markets and fiscal reforms in Japan. That compares with a projected year 2000 growth rate of 2.6% for the United States and 2.9% for Western Europe, according to the IMF's WORLD ECONOMIC OUTLOOK.
     We believe the steps taken by Japan's government to jumpstart its economy are working, as evidenced by an improving GDP and a successful corporate restructuring to date. A stronger Japanese economy should help the overall global economy, particularly in Southeast Asia. We've also begun to see solid improvement in Europe. In our view, the combination of below average short-term interest rates, low inflation, corporate restructuring activities and strong economic growth on a global basis should benefit these markets going forward.

Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Emerging market investing also involves these risks, and emerging market equities are generally more volatile and less liquid than securities in either the U.S. or countries with established equity markets.


--------------------------------------------------------------------------------
     WORLD'S TOP PERFORMING/WORST PERFORMING STOCK MARKETS
     September 30, 1998 to September 30, 1999

     South Korea (Korea Composite Index)                     207.9%
     Indonesia (Jakarta Composite Index)                     159.4%
     Greece (ASE Composite Index)                            149.5%
     Singapore (SES All Index)                                92.1%
     Russia (Russian Trading System Index)                    89.7%
     --------------------------------------------------------------
     Columbia (Columbia Stock Market)                        -16.5%
     Denmark (Borsen BMCX Index)                             -16.0%
     Panama (Panama Stock General Index)                     -15.9%
     Mauritius*(SE Semdex)                                   -15.6%
     Belgium (Bel20Index)                                     -5.3%

     *Mauritius is a small island nation near Madagascar off the east coast of Africa.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Each above index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; none are available for direct investment. Returns shown are in U.S. dollars and include reinvestment of dividends, if any.
     Source: Bloomberg Business News.
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
                          SR&F INTERNATIONAL PORTFOLIO
                            As of September 30, 1999
                             TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------

                              % OF
COMPANY                    NET ASSETS     COUNTRY           INDUSTRY
Samsung Electronics            2.7%       South Korea       Electronics
NTT Mobile Communications      2.2%       Japan             Cell. Phones
Murata Manufacturing Co.       2.1%       Japan             Electronic components
Promise Co.                    2.1%       Japan             Consumer finance
Ito-Yokado Co.                 1.9%       Japan             Retailer
Alcatel                        1.7%       France            Telecom
Deutsche Bank AG               1.7%       Germany           Financial Services
Mannesmann AG                  1.6%       Germany           Telecom
Michelin                       1.6%       France            Tires, Industrial Components
Racal Electronics              1.6%       UK                Electronics

--------------------------------------------------------------------------------

                              PORTFOLIO STATISTICS
                                                                        MSCI
                                                 PORTFOLIO           EAFE INDEX
                                                --------------------------------
Number of Holdings                                  106                  989
Price/Earnings Ratio                              21.0x                26.4x
Price-to-Book Value                                 2.1                  2.9
--------------------------------------------------------------------------------

                            ECONOMIC SECTOR BREAKDOWN
             PORTFOLIO                                  MSCI EAFE INDEX
            [Pie chart]                                   [Pie chart]
               18%                 Capital Goods             11.5%
               13%                 Consumer Goods            20.5%
               11%                 Energy                    10.2%
               18%                 Financial                 23.8%
               11%                 Materials                  5.9%
                2%                 Multi-Industry             1.3%
               27%                 Services                  26.8%

[World map]
Cash Equivalents - 2.6%
Latin America# - 2.6%
Other Pacific Rim*** - 7.9%
Continental Europe* - 33.7%
United Kingdom - 21.4%
Scandinavia** - 8.5%
Japan - 23.3%

*France, Netherlands, Germany, Italy, Switzerland, Portugal, Spain, Belgium **Finland, Sweden and Norway
#Brazil, Argentina, Mexico
***South Korea, Hong Kong, Indonesia, Philippines, Malaysia, Thailand and Australia

SR&F INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)

                                                            NUMBER        MARKET
EQUITY SECURITIES (94.2%)                                OF SHARES         VALUE
--------------------------------------------------------------------------------
ARGENTINA (0.8%)
Telecom Argentina ADR................................           33      $    873

AUSTRALIA (0.2%)
Reinsurance Australia Corp. .........................          401           211

BELGIUM (0.1%)
Fortis (a)...........................................           13            79
Fortis Strip VVPR (a)................................          117             1
Generale Banque Strip VVPR...........................          (b)           (b)
                                                                        --------
                                                                              80
BRAZIL (1.1%)
Telebras ADR (a).....................................           33             1
Telebras ADR, Preferred shares.......................           16         1,199
                                                                        --------
                                                                           1,200
FINLAND (3.6%)
Enso.................................................           92         1,225
Merita...............................................          245         1,384
Metsa-Serla, B shares................................          165         1,485
                                                                        --------
                                                                           4,094
FRANCE (9.6%)
Alcatel..............................................           14         1,964
Banque Nationale de Paris............................           22         1,754
Lafarge..............................................           12         1,339
Michelin, B shares...................................           38         1,814
Moulinex (a).........................................           49           494
Total Fina, B shares.................................           14         1,704
Vivendi..............................................           23         1,654
Vivendi Rights.......................................           23            29
Vivendi Warrants.....................................           18            36
                                                                        --------
                                                                          10,788
GERMANY (6.3%)
Daimler-Chrysler.....................................           13           902
Deutsche Bank........................................           29         1,917
Henkel KGaA, Preferred shares........................           17         1,040
MAN AG...............................................           46         1,391
Mannesmann...........................................           11         1,833
                                                                        --------
                                                                           7,083
HONG KONG (1.3%)
Companion Building Materials Holdings................       11,119           288
Hong Kong Ferry......................................          633           664
Vitasoy International Holdings.......................        1,530           468
                                                                        --------
                                                                           1,420
INDONESIA (0.8%)
Charoen Pokphand Indonesia (a).......................        1,038           190
Ever Shine Textile (a)...............................        2,020           200
Matahari Putra Prima.................................        6,083           530
                                                                        --------
                                                                             920

SR&F INTERNATIONAL PORTFOLIO  CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------

ITALY (3.4%)
Banca Popolare di Milano.............................          229      $  1,664
Olivetti (a).........................................          507         1,114
Olivetti Rights......................................          507            39
Telecom Italia, Savings shares.......................          202         1,020
                                                                        --------
                                                                           3,837
JAPAN (23.3%)
Bank of Tokyo Mitsubishi LTD.........................           95         1,461
Bridgestone..........................................           52         1,457
Canon................................................           45         1,312
Daiwa House Industry.................................          104         1,030
Glaxo................................................           39         1,011
Honda Motor..........................................           27         1,132
Ito-Yokado...........................................           26         2,151
Japan OTC Fund (a)...................................            1         1,579
KAO Corp. ...........................................           31           877
Murata Manufacturing.................................           24         2,415
Nichiei..............................................            6           460
Nippon Telegraph & Telephone.........................          (b)         1,318
NTT Mobile Communication Network.....................          (b)         2,468
Promise..............................................           29         2,321
Sony.................................................            8         1,197
Sumitomo Heavy Industries (a)........................          573         1,584
Tokyo Style..........................................          130         1,430
Webs - Japan Index Series............................           72         1,008
                                                                        --------
                                                                          26,211
MALAYSIA (0.5%)
IOI Properties (c)...................................          298           533

MEXICO (0.7%)
Grupo Carso, Series A1...............................          198           824

NETHERLANDS (6.9%)
Fortis Amev..........................................           35         1,119
Koninklijke Ahold NV.................................           17           570
Koninklijke KPN......................................           28         1,247
Koninklijke Philips Electronics ADR (a)..............           11         1,121
Royal Dutch Petroleum................................           20         1,181
Sphinx Gustavberg....................................           52           644
TNT Post Groep.......................................           44         1,109
Vendex NV............................................           27           770
                                                                        --------
                                                                           7,761
NORWAY (1.5%)
Norsk Hydro..........................................           39         1,683

PHILIPPINES (0.5%)
Metro Pacific........................................       11,451           381
Southeast Asia Cement Holdings (a)...................       15,754           166
                                                                        --------
                                                                             547
PORTUGAL (1.6%)
Banco Pinto & Sotto Mayor............................           29           574
Cimpor Cementos......................................           31           508
Telecel Comunicacaoes Pessoais.......................            5           656
                                                                        --------
                                                                           1,738

SR&F INTERNATIONAL PORTFOLIO  CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
SOUTH KOREA (3.5%)
Samchully............................................           18      $    736
Samsung Electronics
   GDR (d)...........................................            4           418
   Preferred shares..................................           21         2,674
SK Telecom...........................................          (b)           102
SK Telecom Rights....................................          (b)           (b)
                                                                        --------
                                                                           3,930
SPAIN (0.7%)
Centros Comerciales Continente (a)...................           34           838

SWEDEN (3.4%)
Asticus (a)..........................................           59           844
Avesta-Sheffield.....................................          141           702
Biora ADRs (a).......................................           29           288
Diligentia...........................................          105           796
SSAB, B shares.......................................           94         1,213
                                                                        --------
                                                                           3,843
SWITZERLAND (2.8%)
Bucher Holding.......................................            1           761
Novartis.............................................            1         1,180
Holderbank Financiere................................            1         1,172
                                                                        --------
                                                                           3,113
THAILAND (0.2%)
IFCT.................................................          851           265

UNITED KINGDOM (21.4%)
Allied Irish Bank, PLC...............................           38           466
Allied Zurich........................................           80           933
Aracruz..............................................           68         1,420
Billiton.............................................           92           384
BG ..................................................          199         1,130
Bowthorpe PLC........................................          134         1,248
BP Amoco ADR.........................................           13         1,441
British American Tobacco.............................          116           980
Carlton Communications...............................           83           624
Celsis International (a).............................          551           241
Centrica.............................................          556         1,472
Colt Telecom Group (a)...............................           49         1,142
CRH PLC..............................................           33           644
Dixons Group.........................................           61         1,090
GKN..................................................           73         1,149
Halifax PLC..........................................           79           965
Inchcape.............................................          119           650
Lloyds TSB Group.....................................           80           993
Racal Electronics....................................          261         1,787
SmithKline Beecham...................................          134         1,558
Tesco................................................          348         1,076
Tomkins..............................................          258         1,079
Vodafone Group.......................................           68         1,606
                                                                        --------
                                                                          24,078
                                                                        --------
TOTAL EQUITY SECURITIES (94.2%)
   (Cost $89,908)....................................                    105,870
                                                                        --------
--------------------------------------------------------------------------------

SR&F INTERNATIONAL PORTFOLIO  CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS  (3.2%)
REPURCHASE AGREEMENT (3.2%)
Repurchase Agreement with ABN AMRO Chicago Corp.,
dated 09/30/99, due 10/01/99 at 5.300%,
collateralized by a U.S. Treasury Note maturing
in 2000 (Repurchase proceeds $3,646)
   (Cost $3,645).....................................       $3,645      $  3,645
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.4%)
   (Cost $93,553) (e)................................                    109,515
Other Assets, Less Liabilities (2.6%)................                      2,933
                                                                        --------
NET ASSETS (100.0%)..................................                   $112,448
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b)  Rounds to less than one.
(c) Security is illiquid. At September 30, 1999 the value of this security was 0.5% of net assets.
(d) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(e) At September 30, 1999, the cost of investments for federal income tax purposes was $95,604. Net unrealized appreciation $13,911, consisting of gross unrealized appreciation of $27,307 and gross unrealized depreciation of $13,396.

                  Acronym                           Name
                  -------                           ----
                    ADR                  American Depositary Receipt
                    GDR                   Global Depositary Receipt

See accompanying Notes to Financial Statements.

SR&F INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999
(All amounts in thousands, except per-share data)
ASSETS
Investments, at market value (cost $93,553)..................          $109,515
Cash.........................................................                40
Dividends receivable.........................................             3,057
Receivable for investments sold..............................                30
                                                                       --------
   Total Assets..............................................           112,642
                                                                       --------
LIABILITIES
Payable to Advisor and transfer agent........................                82
Payable for investments purchased............................                 4
Other liabilities............................................               108
                                                                       --------
   Total Liabilities.........................................               194
                                                                       --------
   Net Assets................................................          $112,448
                                                                       ========

See accompanying Notes to Financial Statements.

SR&F INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999
(All amounts in thousands)


INVESTMENT INCOME
Dividends....................................................          $  3,403
Interest.....................................................               238
                                                                       --------
                                                                          3,641
Foreign taxes withheld.......................................              (359)
                                                                       --------
   Total investment income...................................             3,282
                                                                       --------
EXPENSES
Management fees..............................................             1,024
Custodian fees...............................................               112
Bookkeeping fees.............................................                27
Audit fees...................................................                17
Trustee fees.................................................                14
Transfer agent fees..........................................                 6
Other........................................................                39
                                                                       --------
   Total expenses............................................             1,239
                                                                       --------
   Net investment income.....................................             2,043
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY
Net realized gain on investments.............................            11,841
Net realized loss on foreign currency transactions...........               (29)
Net change in unrealized appreciation or depreciation on
   investments and foreign currency transactions.............            22,685
                                                                       --------
   Net gain on investments and foreign currency..............            34,497
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........           $36,540
                                                                       ========

See accompanying Notes to Financial Statements.

SR&F INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                                                     Years ended September 30,
                                                                                        1999             1998
                                                                                   ----------       ----------

OPERATIONS
Net investment income..................................................                 2,043            1,687
Net realized gain (loss) on investments and foreign
   currency transactions...............................................                11,812           (7,697)
Net change in unrealized appreciation or depreciation
   on investments and foreign currency transactions....................                22,685          (18,940)
                                                                                   ----------       ----------
Net increase (decrease) in net assets resulting
   from operations.....................................................                36,540          (24,950)
                                                                                   ----------       ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions..........................................................               152,210           39,808
Withdrawals............................................................              (191,012)         (66,578)
                                                                                   ----------       ----------
Net decrease from transactions in investors'
   beneficial interest.................................................               (38,802)         (26,770)
                                                                                   ----------       ----------
   Net decrease in net assets..........................................                (2,262)         (51,720)
NET ASSETS
Beginning of year......................................................               114,710          166,430
                                                                                   ----------       ----------
End of year............................................................              $112,448         $114,710
                                                                                   ==========       ==========


See accompanying Notes to Financial Statements.

STEIN ROE INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999
(All amounts in thousands, except per-share data)


ASSETS
Investments in SR&F International Portfolio, at value........          $112,323
Receivable for fund shares sold..............................             4,231
Cash.........................................................                25
Other assets.................................................                25
                                                                       --------
   Total Assets..............................................           116,604
                                                                       --------
LIABILITIES
Payable for fund shares redeemed.............................             1,597
Payable to Adviser and transfer agent........................                35
Other liabilities............................................                46
                                                                       --------
   Total Liabilities.........................................             1,678
                                                                       --------
   Net Assets................................................          $114,926
                                                                       ========
ANALYSIS OF NET ASSETS
Paid-in capital..............................................          $ 98,333
Overdistributed net investment income........................              (721)
Accumulated net realized gain on investments ................             1,340
Net unrealized appreciation on investments and
   foreign currency .........................................            15,974
                                                                       --------
   Net Assets................................................          $114,926
                                                                       ========
Shares outstanding (unlimited number authorized).............             9,520
                                                                       --------
Net asset value per share....................................          $  12.07
                                                                       ========
See accompanying Notes to Financial Statements.

STEIN ROE INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999
(All amounts in thousands)

INVESTMENT INCOME
Dividends allocated from SR&F International Portfolio........           $ 3,400
Interest allocated from SR&F International Portfolio.........               238
                                                                        -------
                                                                          3,638
Foreign taxes withheld allocated from
   SR&F International Portfolio..............................              (358)
                                                                        -------
Total investment income......................................             3,280
                                                                        -------
EXPENSES
Expenses allocated from SR&F International Portfolio.........             1,236
Transfer agent fees..........................................               300
Administrative fees..........................................               180
Bookkeeping fees.............................................                27
Audit and legal fees.........................................                46
SEC and state registration fee ..............................                31
Printing and postage.........................................                30
Trustee fees.................................................                11
Other, net...................................................              (122)
                                                                        -------
   Net Expenses..............................................             1,739
                                                                        -------
   Net investment income.....................................             1,541
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
   CURRENCY ALLOCATED FROM SR&F INTERNATIONAL PORTFOLIO
Net realized gain on investments ............................            11,888
Net realized gain on foreign currency transactions ..........                13
Net change in unrealized appreciation or depreciation on
   investments and foreign currency transactions ............            22,538
                                                                        -------
   Net gain on investments and foreign currency..............            34,439
                                                                        -------
Net Increase in Net Assets Resulting from Operations.........           $35,980
                                                                        =======
See accompanying Notes to Financial Statements.

STEIN ROE INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                                                     Years ended September 30,
                                                                                         1999             1998
                                                                                    --------------------------
OPERATIONS
Net investment income..................................................             $   1,541         $    919
Net realized gain (loss) on investments and
   foreign currency transactions allocated from
   SR&F International Portfolio........................................                11,901           (7,353)
Net change in unrealized appreciation or depreciation
   on investments and foreign currency transactions
   allocated from SR&F International Portfolio.........................                22,538          (18,814)
                                                                                    ---------        ---------
   Net increase (decrease) in net assets resulting
   from operations.....................................................                35,980          (25,248)
                                                                                    ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income...............................                (1,137)          (1,450)
Distributions from net capital gains...................................                    --           (8,026)
                                                                                    ---------        ---------
                                                                                       (1,137)          (9,476)
                                                                                    ---------        ---------
SHARE TRANSACTIONS
Subscriptions to fund shares...........................................               266,314           61,513
Value of distributions reinvested......................................                   777            7,003
Redemptions of fund shares.............................................              (301,252)         (85,636)
                                                                                    ---------        ---------
   Net decrease from share transactions................................               (34,161)         (17,120)
                                                                                    ---------        ---------
   Net increase (decrease) in net assets...............................                   682          (51,844)
NET ASSETS
Beginning of year......................................................               114,244          166,088
                                                                                    ---------        ---------
End of year ...........................................................              $114,926        $ 114,244
                                                                                    =========        =========
Undistributed (Overdistributed)
   Net Investment Income...............................................              $   (721)       $     745
                                                                                    =========        =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ..........................................                23,473            5,773
Issued in reinvestment of distributions................................                    76              738
Redemptions of fund shares.............................................               (26,503)          (8,127)
                                                                                    ---------        ---------
   Net decrease in fund shares.........................................                (2,954)          (1,616)
Shares outstanding at beginning of year................................                12,474           14,090
                                                                                    ---------        ---------
Shares outstanding at end of year......................................                 9,520           12,474
                                                                                    =========        =========

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(ALL AMOUNTS IN THOUSANDS)

NOTE 1. ORGANIZATION
Stein Roe International Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), (formerly Stein Roe Investment Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F International Portfolio (the "Portfolio"), which seeks long-term growth of capital by investing primarily in a diversified mix of foreign securities.
     The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commence ment, Stein Roe International Fund contributed $132,942 in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 1999 Stein Roe International Fund owned 99.9%, of the Portfolio.

--------------------------------------------------------------------------------
NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the sign if icant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require manage ment to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
     The books and records of the Fund and the Portfolio are maintained in U.S. dollars.

SECURITY VALUATIONS
Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between the last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

INVESTMENT TRANSACTIONS AND
INVESTMENT INCOME
Investment transactions are accounted for on trade date.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using that day's currency exchange rates that represent the midpoint between the bid and asked rates. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
The Portfolio may enter into forward foreign currency exchange contracts under which the Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio had no open contracts at September 30, 1999.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elected to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
     The Fund intends to utilize provisions of federal income tax law, which allows it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1999, the Fund had no capital loss carryforwards.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax-basis earnings are reported in the financial statements as a return of capital. Permanent differences in the

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------

recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

     Reclassifications in the Fund's accompanying analysis of net assets was made in 1999 in order to reflect differences between financial reporting and income tax results. The differences primarily relate to treatment of investments in passive foreign investment companies and foreign currency gains and losses.

--------------------------------------------------------------------------------
NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Fund and the Portfolio pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and administrator. The management fee for SR&F International Portfolio is computed at an annual rate of 0.85% on the Portfolio's average daily net assets. The administrative fees for the Fund is computed at an annual rate of 0.15% on the Fund's average daily net assets.

     The Advisor also provides fund accounting services.

     Transfer agent fees are paid to SteinRoe Services Inc., a direct, wholly owned subsidiary of Liberty.

     Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

--------------------------------------------------------------------------------
NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. During the year ended September 30, 1999, the Fund utilized this facility on three different occasions. The maximum loan outstanding during the period was $6,000 at a rate of 5.5625%.

--------------------------------------------------------------------------------
NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1999 were $46,932 and $99,937, respectively.

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------

CHANGE IN INDEPENDENT ACCOUNTANTS
Based on the recommendation of the Audit Committee of the Stein Roe International Fund and the SR&F International Portfolio, on August 3, 1999 the Board of Trustees determined not to retain Arthur Andersen LLP as the Fund's and the Portfolio's independent accountant and voted to appoint Pricewaterhouse Coopers LLP for the year ended September 30,1999. During the two most recent fiscal years, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STEIN ROE INTERNATIONAL FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                Years ended September 30,
                                                                   1999         1998         1997         1996        1995
                                                                --------     --------     --------     --------     --------

NET ASSET VALUE, BEGINNING OF PERIOD..........................  $   9.16      $ 11.79     $  10.96     $  10.25      $ 10.61

                                                                --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)..................................      0.14         0.07         0.06         0.09         0.12
   Net realized and unrealized gain (loss) on investments
     and foreign currency allocated from SR&F International
     Portfolio................................................      2.87        (2.01)        0.99         0.74        (0.26)
                                                                --------     --------     --------     --------     --------
     Total from investment operations.........................      3.01        (1.94)        1.05         0.83        (0.14)
                                                                --------     --------     --------     --------     --------
DISTRIBUTIONS
   Net investment income......................................     (0.10)       (0.11)       (0.08)       (0.12)       (0.05)
   Net realized capital gains.................................        --        (0.58)       (0.14)          --        (0.17)
                                                                --------     --------     --------     --------     --------
     Total distributions......................................     (0.10)       (0.69)       (0.22)       (0.12)       (0.22)
                                                                --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR..................................  $  12.07     $   9.16     $  11.79     $  10.96      $ 10.25
                                                                ========     ========     ========     ========     ========
Ratio of net expenses to average net assets...................      1.57%(b)     1.53%        1.55%        1.51%        1.59%
Ratio of net investment income to average net assets..........      1.16%(b)     0.62%        0.55%        1.01%        1.41%
Portfolio turnover rate.......................................       N/A          N/A           11%(c)       42%(c)       59%(c)
Total return .................................................     33.02%      (16.67)%       9.84%        8.23%       (1.28)%
Net assets, end of period (000's).............................  $114,926     $114,244     $166,088     $135,545      $83,020

(a) Per share data was calculated using average shares outstanding during the period.
(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(c) Prior to commencement of operations of the Portfolio. (See Note 1 to Financial Statements.)


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $3,245,242.

Foreign taxes paid during the fiscal year ended September 30, 1999 amounting to $358,173 ($0.0376 per share) are expected to be passed through to the shareholders as 100% allowable foreign tax credits on form 1099-DIV for the year ending December 31, 1999. Gross income derived from sources within foreign countries amounted to $2,639,985 ($0.2773 per share) for the fiscal year ended September 30, 1999.

SR&F INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
                                                                                       Period ended
                                                          Years ended September 30,   September 30,
                                                                   1999        1998         1997 (a)
                                                            -----------  ----------    ------------
Ratio of net expenses to average net assets.............          1.03%       1.02%     0.98%(b)
Ratio of net investment income to average net assets....          1.70%       1.13%     1.58%(b)
Portfolio turnover rate.................................            44%         32%         18%

(a)  From commencement of operations on February 3, 1997.
(b)  Annualized.


22                                                                            23

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Trustees and Shareholders of Liberty-Stein Roe Funds
   Investment Trust
     Stein Roe International Fund
   SR&F Base Trust
     SR&F International Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe International Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust, formerly Stein Roe Investment Trust) and SR&F International Portfolio (the "Portfolio") (a series of SR&F Base Trust) at September 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund and the Portfolio for periods prior to October 1, 1998 were audited by other independent accountants whose report dated November 16, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 1999

INVESTMENT TRUST
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General
  Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners




OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Timothy Jacoby, Senior Vice President
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Michael Fisher, Assistant Treasurer


AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com



                         Liberty Funds Distributor, Inc.


                                                                     IN11A 11/99